UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2016

Ares Management, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-36429	80-0962035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Avenue of the Stars, 12th Floor Los Angeles, CA	90067
(Address of principal executive offices)	(Zip Code)

(310) 201-4100

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth below under Item 3.03 of this Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 3.03 Material Modification to Rights of Security Holders.

On June 8, 2016, Ares Management, L.P. (the “Partnership”) issued 11,000,000 7.00% Series A Preferred Units (the “Series A Preferred Units”) pursuant to a previously announced, underwritten public offering. In connection with the issuance of the Series A Preferred Units, the Partnership amended its Amended and Restated Limited Partnership Agreement on June 8, 2016 (the “Second Amended and Restated Limited Partnership Agreement”) to create and fix the rights, preferences and powers of the Series A Preferred Units. Also, in connection with the issuance of the Series A Preferred Units, on June 8, 2016, (i) Ares Management GP LLC, the Partnership’s general partner, amended its Amended and Restated Limited Liability Company Agreement (the “Second Amended and Restated LLC Agreement”) to provide for certain rights of the Series A Preferred Units and (ii) the limited partnership agreements of Ares Holdings L.P., Ares Domestic Holdings L.P., Ares Offshore Holdings L.P., Ares Investments L.P. and Ares Real Estate Holdings L.P. (collectively, the “Ares Operating Group Partnerships”) were amended to provide for preferred units with economic terms designed to mirror those of the Series A Preferred Units.

When, as and if declared by the board of directors of Ares Management L.P., distributions on the Series A Preferred Units will be payable quarterly on March 31, June 30, September 30 and December 31 of each year, beginning September 30, 2016, at a rate per annum equal to 7.00%. Distributions on the Series A Preferred Units are non-cumulative.

Unless distributions have been declared and paid or declared and set apart for payment on the Series A Preferred Units for the then current quarterly distribution period, during such distribution period the Partnership may not declare or pay or set apart payment for distributions on any Junior Units (as defined in the Second Amended and Restated Limited Partnership Agreement) for such distribution period and the Partnership may not repurchase any Junior Units.

The Series A Preferred Units may be redeemed at the Partnership’s option, in whole or in part, at any time on or after June 30, 2021 at a price of $25.00 per Series A Preferred Unit, plus declared and unpaid distributions to, but excluding, the redemption date, without payment of any undeclared distributions. Holders of Series A Preferred Units will have no right to require the redemption of the Series A Preferred Units.

If a Change of Control Event (as defined in the Second Amended and Restated Limited Partnership Agreement) occurs prior to June 30, 2021, the Series A Preferred Units may be redeemed at the Partnership’s option, in whole but not in part, upon at least 30 (and no more than 60) days’ notice, within 60 days of the occurrence of such Change of Control Event, at a price of $25.25 per Series A Preferred Unit, plus declared and unpaid distributions to, but excluding, the redemption date, without payment of any undeclared distributions. If (i) a Change of Control Event occurs (whether before, on or after June 30, 2021) and (ii) the Partnership does not give notice prior to the 31st day following the Change of Control Event to redeem all the outstanding Series A Preferred Units, the distribution rate per annum on the Series A Preferred Units will increase by 5.00%, beginning on the 31st day following such Change of Control Event.

The description of the terms of the Series A Preferred Units in this Item 3.03 is qualified in its entirety by reference to the Second Amended and Restated Limited Partnership Agreement and the form of 7.00% Series A Preferred Unit Certificate, which are included as Exhibits 3.1 and 4.1, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

The Second Amended and Restated LLC Agreement and the amendments to the limited partnership agreements of the Ares Operating Group Partnerships are included as Exhibits 99.1, 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth above under Item 3.03 of this Report on Form 8-K is hereby incorporated by reference into this Item 5.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following documents are attached as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description

3.1	Second Amended and Restated Limited Partnership Agreement of Ares Management, L.P. dated June 8, 2016

4.1	Form of 7.00% Series A Preferred Unit Certificate

5.1	Opinion of Proskauer Rose LLP

8.1	Opinion of Proskauer Rose LLP regarding certain tax matters

8.2	Opinion of Simpson Thacher & Bartlett LLP regarding certain tax matters

10.1	Amended and Restated Limited Partnership Agreement of Ares Holdings L.P. dated June 8, 2016

10.2	Second Amended and Restated Limited Partnership Agreement of Ares Domestic Holdings L.P. dated June 8, 2016

10.3	Second Amended and Restated Limited Partnership Agreement of Ares Offshore Holdings L.P. dated June 8, 2016

10.4	Amended and Restated Limited Partnership Agreement of Ares Investments L.P. dated June 8, 2016

10.5	Second Amended and Restated Limited Partnership Agreement of Ares Real Estate Holdings L.P. dated June 8, 2016

99.1	Second Amended and Restated LLC Agreement of Ares Management GP LLC dated June 8, 2016

99.2	Information Related to Item 14 of the Registration Statement on Form S-3 (Registration No. 333-211239)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES MANAGEMENT, L.P.

	By:	Ares Management GP LLC, its general partner

Date: June 8, 2016	By:	/s/ Michael D. Weiner
Name: Michael D. Weiner Title: Executive Vice President, Chief Legal Officer & Secretary

EXHIBIT INDEX

Exhibit Number	Description

3.1	Second Amended and Restated Limited Partnership Agreement of Ares Management, L.P. dated June 8, 2016

4.1	Form of 7.00% Series A Preferred Unit Certificate

5.1	Opinion of Proskauer Rose LLP

8.1	Opinion of Proskauer Rose LLP regarding certain tax matters

8.2	Opinion of Simpson Thacher & Bartlett LLP regarding certain tax matters

10.1	Amended and Restated Limited Partnership Agreement of Ares Holdings L.P. dated June 8, 2016

10.2	Amended and Restated Limited Partnership Agreement of Ares Domestic Holdings L.P. dated June 8, 2016

10.3	Second Amended and Restated Limited Partnership Agreement of Ares Offshore Holdings L.P. dated June 8, 2016

10.4	Amended and Restated Limited Partnership Agreement of Ares Investments L.P. dated June 8, 2016

10.5	Amended and Restated Limited Partnership Agreement of Ares Real Estate Holdings L.P. dated June 8, 2016

99.1	Second Amended and Restated LLC Agreement of Ares Management GP LLC dated June 8, 2016

99.2	Information Related to Item 14 of the Registration Statement on Form S-3 (Registration No. 333-211239)